Exhibit 4.1

This Certifies That BY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AUTHORIZED: 50,000,000 COMMON SHARES, $0.001 PAR VALUE PER SHARE Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of IDEAL POWER INC. CUSIP 451622 20 3 SEE REVERSE FOR CERTAIN DEFINITIONS COUNTERSIGNED AND REGISTERED: EQUINITI TRUST COMPANY IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers and to be sealed with the facsimile seal of the Corporation. TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE . . AMERICAN FINANCIAL PRINTING, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in commonUTMA – Custodian (Cust)(Minor) TEN ENT– as tenants by entiretiesunder Uniform Transfers to Minors JT TEN– as joint tenants with right of survivorshipAct and not as tenants in common(State) Additional abbreviations may also be used though not in the above list. For value receivedhereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.